Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                  PURSUANT TO RULE 13a-14(a)/15(d)-14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

I,  JAMES  C.  FIELDS,  certify  that:

1. I have reviewed this quarterly report on Form 10Q of LocatePLUS Holdings, Inc. (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for registrant and have:

     (A) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during  the  period  in  which  this  report  is  being  prepared

     (B) designed such internal control over financial reporting, or caused such internalcontrol over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles

     (C) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (D) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's current fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our
most recent evaluation,    including any corrective actions with regard to
significant  deficiencies  and  material  weaknesses


               /s/  James  C.  Fields
               James  C.  Fields
               Principal Financial and Accounting Officer

               November 14,  2008